Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kaiser Group Holdings, Inc. (the “Company”) for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John T. Grigsby, Jr., Chief Executive Officer and Marijo L. Ahlgrimm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2003	/s/ John T. Grigsby, Jr.
John T. Grigsby, Jr.,
President and Chief Executive Officer

/s/ Marijo L. Ahlgrimm
Marijo L. Ahlgrimm,
Executive Vice President and
Chief Financial Officer